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                     SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 15, 2003
      ----------------------------------------------------------------

                         IMS HEALTH INCORPORATED
                         -----------------------
         (Exact name of registrant as specified in its charter)


    Delaware                    001-14049                      06-1506026
    ---------------------------------------------------------------------
   (State of            (Commission File Number)             (IRS Employer
  incorporation)                                           Identification No.)

    1499 Post Road
    Fairfield, Connecticut                                           06824
    ----------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


                              (203) 319-4700
                              --------------
                     (Registrant's telephone number,
                           including area code)


                                     N/A
         (Former name or former address, if changed since last report)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

    The following exhibit is furnished as part of this report:

    Exhibit Number                Description
    --------------                -----------

    99.1                          Press Release dated April 15, 2003.

Item 9.  REGULATION FD DISCLOSURE

         In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this
Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of
Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

         On April 15, 2003, IMS Health Incorporated (the "Company") issued a press release regarding financial results for its first quarter of fiscal 2003, ending March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               IMS HEALTH INCORPORATED

                               By:  /s/ Robert H. Steinfeld
                                  ------------------------------

                                  Name:  Robert H. Steinfeld
                                  Title: Senior Vice President, General Counsel
                                         and Corporate Secretary

Date:  April 15, 2003

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                              EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

99.1                     Press Release dated April 15, 2003.